Exhibit 99.3

are trademarks of MaxCyte, Inc. in the U.S.A. MaxCyte to Acquire Akron Bio November 10, 2026 © 2026 MaxCyte, Inc. All Rights Reserved

Forward-Looking Statement Disclaimer 2 © 2026 MaxCyte, Inc. All Rights Reserved Certain statements in this document (this “Presentation”) are, or may be deemed to be, forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our expected potential future revenue, the proposed acquisition of Akron Bio (including its expected timing of closing, financing and anticipated benefits), Akron Bio’s expected financial performance, and our expected cash resources and path to profitability. These statements about us and our industry involve substantial known and unknown risk, uncertainties and assumptions, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. The words "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Presentation, including, without limitation, statements regarding the Company's future growth, results of operations, performance, future capital and other expenditures (including the amount, nature and sources of funding thereof), competitive advantages, business prospects and opportunities. Risks and uncertainties related to the proposed acquisition include the possibility that the acquisition does not close on the expected timeline or at all, our ability to integrate Akron Bio and realize the anticipated benefits of the acquisition, and our indebtedness and obligations under the new credit facility. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our Annual Report on Form 10- K for the year ended December 31, 2025 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as well as discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available, without charge, on the Securities and Exchange Commission website and through the Investor Menu, Financials section under "SEC filings" on the Investors page of our website at http://investors.maxcyte.com. No statement in this Presentation is intended to be, or intended to be construed as, a profit forecast or profit estimate or to be interpreted to mean that earnings per Company share for the current or future financial years will necessarily match or exceed the historical earnings per Company share. As a result, no undue reliance should be placed on such statements. Any forward-looking statements represent our views only as of the date of this Presentation and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This Presentation contains EBITDA, which is a non-GAAP measure defined as earnings before interest, taxes, depreciation, and amortization. MaxCyte believes that EBITDA provides useful information to management and investors relating to its results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This Presentation also contains Non-GAAP Gross Margin, which we define as Gross Margin when excluding SPL program related revenue and reserves for excess and obsolete inventory. The Company believes that the use of Non-GAAP Gross Margin provides an additional tool to investors because it provides consistency and comparability with past financial performance, as Non-GAAP Gross Margin excludes non-core revenues and inventory reserves, which can vary significantly between periods and thus affect comparability. Management does not consider these Non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these Non-GAAP financial measures is that they exclude significant revenues and expenses that are required by GAAP to be recorded in the Company’s financial statements. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation table of Gross Margin, the most comparable GAAP financial measure to Non-GAAP Gross Margin, is included in the appendix of this Presentation. The Company urges investors to review the reconciliation and not to rely on any single financial measure to evaluate its business.

3 © 2026 MaxCyte, Inc. All Rights Reserved MaxCyte Continues to Strengthen Operationally and Financially ✓ Delivered a strong third quarter as MaxCyte continues to execute – Total revenue of $10.2M (+49% YoY); core revenue of $8.2M (+27% YoY) – PA revenue +20% YoY; gross margin of 83% (80% non-GAAP adjusted(1)) – Operating expenses in Q3 down ~25% YoY, cutting net loss by nearly half vs. the same period in 2025 ✓ Raised 2026 total revenue guidance to at least $34.5M – Reflects a return to growth for FY’26 and 15% YoY growth in H2’26 for core revenue – Increased contribution from SPL partners in FY’26 driving growth ✓ Strong balance sheet position with $132.7M in cash(2) – Anticipate ending 2026 with approximately $133.0M of cash, excluding the impact of the acquisition and deal-related expenses (1) Non-GAAP adjusted gross margin excludes inventory provisions and SPL program-related revenue. (2) Cash, cash equivalents and investments as of September 30, 2026.

4 © 2026 MaxCyte, Inc. All Rights Reserved MaxCyte to Acquire Akron Bio, Expanding its Offerings Across Cell Therapy Manufacturing Deal Overview ACQUISITION DETAILS ✓ Following a competitive process, we have signed a definitive agreement to acquire Akron Bio from Arcline ✓ Akron attracted multiple interested parties; MaxCyte was selected based on strong strategic fit ✓ Total consideration of ~$151.8M, consisting of $105.0M cash upfront, 20.6M MaxCyte shares (~$26.8M(1)) and $20.0M of guaranteed deferred payments in 2028 & 2029 ✓ MaxCyte will fund the transaction with cash on hand and newly issued common stock ✓ Arcline’s election to take MaxCyte shares signals its confidence in the combined company’s potential ✓ Expected to close before year-end 2026, subject to customary closing conditions; not subject to a financing condition or stockholder approval FINANCING DETAILS ✓ Secured credit facility with MidCap Financial of up to $75.0M, consisting of a $55.0M term loan and $20.0M revolving credit facility ✓ Expect to draw $20.0M of the term loan and $2.0M of the revolver at closing ✓ MaxCyte expects to achieve profitability without fully utilizing the credit facility ✓ With an expected cash balance of approximately $40 million to $45 million upon closing and anticipated pro forma annual cash burn of less than $10 million in 2027, MaxCyte expects to reach profitability without fully utilizing its credit facility ✓ Expected to close concurrent with the acquisition of Akron Bio before year-end 2026 Credit facility, together with cash on hand, expected to be sufficient to fund the business through profitability A leading supplier of GMP-grade reagents and ancillary materials used before and after cell engineering, including electroporation (1) Based on the closing price of MaxCyte common stock as of November 9, 2026.

Why Akron Bio: Four Ways the Combination Creates Value

A strategic one-step adjacency in the high-growth bioprocessing ecosystem – the combined company benefits from:

Strengthened Leadership in Cell Therapy

3x

MaxCyte triples its commercial & registrational programs (4 → 12), including 5 approved therapies

Broader Market, Workflow & Regulatory Footprint

2x

Addressable program base, with Akron products used before and after cell engineering, including electroporation

Compelling Financial Profile, Funded to Profitability

~2x

Revenue base, with the business funded through profitability

Cross-Selling Opportunity

~10%

Customers shared today, leaving room to sell both portfolios across the base

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

Akron Bio is a Leading Supplier of Critical Cell Therapy Inputs

AKRON BIO

Headquartered in Boca Raton, FL

Founded in 2006

cGMP production facility and support from a network of global cGMP contract manufacturing partners

Akron Highlights

- ✓ Mission-critical supplier of GMP-grade reagents and ancillary materials used before and after cell engineering, including electroporation in cell therapy production.
- ✓ Like MaxCyte, Akron's products are spec'd into customers' validated processes, referenced in IND / BLA submissions
- ✓ Spec'd into 4 commercially approved therapies and 4 registrational-stage programs, as well as 85+ additional clinical programs
- ✓ Akron brings revenue scale and positive EBITDA that accelerate MaxCyte's path to profitability
- ✓ Akron wins on quality, service and innovative proprietary packaging.

(1) Subject to customary closing conditions; no MaxCyte stockholder vote required.
(2) 2026 revenue and EBITDA estimates based on Management's expectations, EBITDA is a forward-looking non-GAAP measure
(3) Based on Akron FY2018 to FY2025 actuals.
(4) Source: DeciBio Estimates

Akron At A Glance

AKRON PRODUCTS SPAN THE CELL THERAPY WORKFLOW

Activation & Culture	Genetic Modification	Expansion	Formulation & Cryopreservation
▪ IL-2, IL-7, IL-15 ▪ Human AB Serum ▪ Culture Media	▪ GMP fibronectin (viral transduction)	▪ IL-2, IL-7, IL-15, IL-21 ▪ Human AB Serum ▪ GMP fibronectin	▪ Human Serum Albumin ▪ CryoSolve® cryomedia

AKRON'S STRONG FINANCIAL FOOTPRINT

Revenue ($M)[2]



$23M
$28M
2025A
2026E

Low-to- Mid-Teens Revenue CAGR (2018 to 2025)[3]

40-45%
Revenue from Commercial-stage Customers[3]

Mid 60s
Gross Margin Profile[3]

$7M-$8M
FY2026 Expected EBITDA[2]

80-85%
Revenue from Spec'd-in Customers[3]

Low-to-Mid-Teens Revenue Growth Expected in 2027, with Potential for Longer-Term Acceleration as Commercial Programs Scale

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte and Akron Are **Embedded Across Complementary Steps of the Cell Therapy Workflow**



Cell Isolation & Expansion
Cell Culture
Cell Engineering
Cell Expansion
Cryopreservation
Viral Delivery
Non-Viral Delivery
USED BEFORE CELL ENGINEERING
MaxCyte electroporation
USED AFTER CELL ENGINEERING
AKRON BIO
Cytokines
Growth factors
Human plasma-derived products
Media & supplements

Expanding Our Footprint Across the Cell Therapy Workflow and Developers' Regulatory Packages

WORKFLOW INTEGRATION

More products incorporated across the cell manufacturing process

REGULATORY INTEGRATION

MaxCyte and Akron Drug Master Files referenced within IND / BLA submissions

DMF

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

Expanded Portfolio Covers the Development Lifecycle, **Pairing MaxCyte's Platform Economics With Akron Bio's Recurring Consumables**

Academic → Preclinical → Clinical → Commercial

MaxCyte — Instrument Sale + Single-use Disposables (PAs)



DTx
ATx
STx
GTx
Full scale
RUO



Razor/Razor Blade Economics

MaxCyte — Annual License Fee + Single-use Disposables (PAs)



GTx
Full scale
GMP



\+ **Clinical Milestones and Commercial Royalties/Sales Based Payments**

Razor/Razor Blade Economics
+ Share of Therapeutic Economics

AKRON BIO

Recurring Consumables

- Cytokines
- Growth Factors
- Human Plasma-Derived Products
- Media & Supplements

80-85% from Spec'd-in Customers

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

Broad Combined Clinical Portfolio Underpins **12 Commercial and Registrational-Stage Programs**



MaxCyte
1
MaxCyte
AKRON BIO
+4
Akron
5 Commercial Programs
+3
MaxCyte
Registrational Programs
+4
Akron
Registrational Programs
Registrational programs: *potential commercialization 2027E–2028E*
12
Commercial + Registrational Programs
Broader portfolio with multiple near-term commercialization opportunities
3x Akron triples MaxCyte's commercial & registrational programs (4 → 12)
Established Commercial Base
MaxCyte Registrational Programs
Akron Registrational Programs
Expanded Portfolio

95+

EARLIER STAGE DEVELOPMENT PROGRAMS ACROSS THE COMBINED PORTFOLIO

Broad development-stage base supporting future commercial opportunities

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© 2026 MaxCyte, Inc. All Rights Reserved

Akron Bio **More Than Doubles Our Addressable Program Base** within the Growing Cell Therapy Market

Attractive & Growing Cell Therapy Market

Worldwide market forecasts, 2025 - 2030(1)



Underlying CGT Reagents Market Growth
13% CAGR
$1.6B
$2.9B
2025
2030
Commercial Cell Therapy Sales Growth
23% CAGR
$7B
$19B
2025
2030

Combined company positioned to benefit from underlying market growth and increasing exposure to faster-growing commercial-scale manufacturing

Addressable Ex Vivo Cell & Gene Therapy Programs

Number of programs our products can serve, U.S. and Europe(2)



MaxCyte today
~360
Primarily non-viral programs
Combined company
~770
Akron unlocks access to cell therapy programs regardless of engineering method

2x Akron Bio more than doubles our addressable program base

Market Growth Drivers

- Strong efficacy driving adoption and approvals
- Robust commercial outlook
- Global approvals and expanded indications
- Sizable clinical pipeline
- Favorable regulatory momentum
- Broader cell-specific reagent selection
- Earlier GMP-grade reagent adoption

MaxCyte®

(1) Evaluate Pharma and DeciBio

(2) MaxCyte tracking of ex vivo cell and gene therapy programs: roughly 360 of approximately 770 programs primarily served by MaxCyte's electroporation platform today.

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© 2026 MaxCyte, Inc. All Rights Reserved

© 2026 MaxCyte, Inc. All Rights Reserved 11 MaxCyte 2.0 - Akron Bio Strengthens Our Growth Story and Accelerates Our Path to Profitability Strengthened Leadership in Cell Therapy ✓ Triples commercial & registrational programs to 12 including 5 commercial therapies ✓ Spec’d into 100+ clinical cell therapy programs (85+ from Akron) ✓ 74% recurring revenue and 30% of revenue tied to commercial assets ✓ Increased exposure to some of the largest biopharma companies Cross-Selling Opportunity ✓ Doubles MaxCyte’s addressable program base, across both viral & non-viral ex vivo programs ✓ Unlocks exposure across the Cell Therapy manufacturing continuum ✓ Expands regulatory footprint with combined DMFs referenced over 300 times in regulatory filings, including IND/ BLA submissions. Compelling Financial Profile, Funded to Profitability Broader Market, Workflow & Regulatory Footprint ✓ Minimal number of shared customers today (~10%), despite similar call points and end markets ✓ Deepens relationships with existing and new customer base A strategic one-step adjacency in the high-growth bioprocessing ecosystem – the combined company benefits from: The Combined Company: broader scale, lower customer concentration, more recurring and commercial revenue 14% Largest customer share of combined revenue (vs. 27% MaxCyte standalone)(1) 57%→74% Recurring revenue mix, MaxCyte standalone to combined(1)(2) ~30% Combined revenue from commercial-stage customers(1) 100+ Clinical stage programs across combined portfolio 2026 Vertex: $9.344M 2026 MXCT Rev: $34.761M 2026 Akron Rev: $30.117M Source: Management projections. (1) Reflects management projections for MaxCyte and Akron for FY’26 (2) Recurring revenue defined as revenue from spec’d-in programs, for Akron and revenue from Licenses, PAs and Royalties, for MaxCyte. This is based on 2026 projections ✓ ~Doubles MaxCyte’s revenue base, accelerating the path to profitability ✓ Best-in-class margin profile with positive EBITDA and cash flow ✓ Significantly reduces cash burn from ~$17M in 2026 to <$10M in 2027 ✓ $40M–$45M cash at closing alongside MidCap Financial facility funds path through profitability

All other trademarks are the property of their respective owners. ©2025 MaxCyte, Inc. All rights reserved. For a complete list of MaxCyte trademarks in the United States and other countries, please visit maxcyte.com/trademarks. Thank you! Any Questions? ir@maxcyte.com 12 © 2026 MaxCyte, Inc. All Rights Reserved

Appendix 13 © 2026 MaxCyte, Inc. All Rights Reserved

Akron Bio Supplements MaxCyte's Already **Durable, Recurring Revenue Model**

Once spec'd in, Akron's inputs become increasingly difficult to switch as programs advance


Illustrative Step-Ups in Revenue to Akron Along the Development Cycle
~10x increase in average annual spend from late-stage Preclinical to Phase III
Recurring supply tied to commercial-scale manufacturing
Discovery / R&D
Preclinical
Early-Stage Trials
Late-Stage Trials
Launched
RUO- / GMP-grade
GMP-grade
Process development
Akron Bio interception point
Clinical and commercial GMP manufacturing
Limited Process Spec-in
First-Gen Spec-in
Second-Gen Spec-in
Ancillary inputs may be interchanged as customers define workflow processes, with cost a primary driver of choice
Switching may require limited bridging studies but is still possible, e.g., to support step-changes in scale
Switching ancillary inputs requires extensive bridging studies and is done only as a last resort for major manufacturing issues

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved